EXHIBIT 99.1

GUARANTEE AGREEMENT
dated as of
April 6, 2017,
among
AMERICAN AXLE & MANUFACTURING, INC.,
AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.,
THE SUBSIDIARY GUARANTORS
IDENTIFIED HEREIN
and
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

TABLE OF CONTENTS

Schedules
Schedule I	Initial Subsidiary Guarantors

Exhibits
ExhibitA	Form of Supplement

i

GUARANTEE AGREEMENT dated as of April 6, 2017 (this “Agreement”), among AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., the SUBSIDIARY GUARANTORS identified herein and JPMORGAN CHASE BANK, N.A., as Administrative Agent.
Reference is made to the Credit Agreement dated as of April 6, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among American Axle & Manufacturing, Inc. (the “Borrower”), American Axle & Manufacturing Holdings, Inc. (the “Parent”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.  The Lenders and the Issuing Banks have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement.  The obligations of the Lenders and the Issuing Banks to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement.  The Parent and the Subsidiary Guarantors are affiliates of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders and the Issuing Banks to extend such credit.  Accordingly, the parties hereto agree as follows:
ARTICLE I

Definitions
SECTION 1.01.  Credit Agreement.  (a)  Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement.
(b)  The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Agreement, mutatis mutandis.
SECTION 1.02.  Other Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:
“Agreement” has the meaning assigned to such term in the Preamble hereto.
“Borrower” has the meaning assigned to such term in the preliminary statement of this Agreement.
“Cash Management Services” means (a) treasury management services (including controlled disbursements, zero balance arrangements, cash sweeps, automated clearinghouse transactions, return items, overdrafts, temporary advances, interest and fees, credit or debit card, electronic funds transfer and interstate depository network services and other cash management arrangements) provided to the Parent, the Borrower or any Restricted Subsidiaries and (b) Designated Local Facilities.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.) and any successor statute, and any rule, regulation or order promulgated thereunder, in each case as amended from time to time.
“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.
“Designated Local Facility” means a local bilateral working capital facility provided to a Foreign Subsidiary of the Parent and permitted under the Credit Agreement and secured by any portion of the Collateral.
“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Guarantor or the grant of such security interest becomes or would become effective with respect to such Swap Obligation.  If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.
“Guaranteed Cash Management Obligations” means the due and punctual payment and performance of obligations of the Parent and each Restricted Subsidiary (whether absolute or contingent and however and whenever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor)) under each agreement for the provision of Cash Management Services that (a) is designated by the Borrower in writing to the Administrative Agent from time to time as constituting Guaranteed Cash Management Obligations and (b) (i) is in effect on the Closing Date with a Person that is a Lender or the Administrative Agent or an Affiliate of any of the foregoing as of such date or (ii) is entered into after the Closing Date with a Person that is a Lender or the Administrative Agent or an Affiliate of any of the foregoing at the time such agreement is entered into; provided that the aggregate principal amount of Guaranteed Cash Management Obligations in respect of Designated Local Facilities shall not exceed the amount permitted to be incurred under Section 6.01 of the Credit Agreement.  For the avoidance of doubt, Cash Management Services that are not designated by the Borrower as Guaranteed Cash Management Obligations in accordance with clause (a) above shall not constituted Guaranteed Cash Management Obligations hereunder and any such designation shall be at the option of the Borrower.

“Guaranteed Hedge Obligations” means the due and punctual payment and performance of all obligations of the Parent and each Restricted Subsidiary under each Swap Agreement that (i) is in effect on the Closing Date with a counterparty that is a Lender or the Administrative Agent or an Affiliate of any of the foregoing as of such date or (ii) is entered into after the Closing Date with any counterparty that is a Lender or the Administrative Agent or an Affiliate of any of the foregoing at the time such Swap Agreement is entered into; provided, however, the term “Guaranteed Hedge Obligations” shall not (a) include any obligations under any Swap Agreement of a Foreign Subsidiary unless the Borrower designates such Swap Agreement in writing to the Administrative Agent as constituting Guaranteed Hedge Obligations (b) create any guarantee by any Guarantor of (or grant of security interest by any Guarantor to support) any Excluded Swap Obligations of such Guarantor.
“Guaranteed Hedge/Cash Management Obligations” means (a) the Guaranteed Hedge Obligations and (b) the Guaranteed Cash Management Obligations.
“Guaranteed Hedge/Cash Management Parties” means (a) each counterparty to any Swap Agreement with the Parent or a Restricted Subsidiary the obligations under which constitute Guaranteed Hedge Obligations at the time and (b) each provider of Cash Management Services the obligations under which constitute Guaranteed Cash Management Obligations at the time such provider provides such Cash Management Services.
“Guaranteed Parties” means (a) the Lenders, (b) the Issuing Banks, (c) the Administrative Agent and the Arrangers, (d) the Collateral Agent, (e) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document, (f) the Guaranteed Hedge/Cash Management Parties and (g) the successors and permitted assigns of each of the foregoing.
“Guarantors” means the Parent and the Subsidiary Guarantors.
“Indemnified Amount” has the meaning assigned to such term in Section 3.02.
“Loan Document Obligations” means, collectively, (a) the due and punctual payment by the Borrower of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations of the Borrower to any of the Guaranteed Parties under the Credit Agreement and each of the other Loan Documents, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and (b) the due and punctual payment of all other obligations of each Loan Party under or pursuant to each of the Loan Documents.

“Obligations” means the Loan Document Obligations and the Guaranteed Hedge/Cash Management Obligations; provided, however, the term “Obligations” shall not create any guarantee by any Guarantor of (or grant of security interest by any Guarantor to support) any Excluded Swap Obligations of such Guarantor.
“Parent” has the meaning assigned to such term in the preliminary statement of this Agreement.
“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes or would become effective with respect to such Swap Obligation and each other Guarantor that constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by guaranteeing or entering into a keepwell in respect of obligations of such other person under Section la(18)(A)(v)(II) of the Commodity Exchange Act.
“Subsidiary Guarantors” means the Subsidiaries identified on Schedule I and each other Subsidiary that becomes a party to this Agreement as a Subsidiary Guarantor after the Closing Date pursuant to Section 4.14 of this Agreement or Section 5.09 of the Credit Agreement; provided, that if a Subsidiary is released from its obligations as a Subsidiary Guarantor hereunder as provided in Section 4.13(a) or (b), such Subsidiary shall cease to be a Subsidiary Guarantor hereunder effective upon such release.
“Swap Obligation” means, with respect to any Person, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a (47) of the Commodity Exchange Act.
ARTICLE II

The Guarantees
SECTION 2.01.  Guarantee.  Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment of the Obligations.  Each of the Guarantors further agrees that the Obligations may be extended or renewed, in whole or in part, or amended or modified, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension, renewal, amendment or modification of any Obligation.  Each of the Guarantors waives presentment to, demand of payment from and protest to the Borrower or any other Loan Party of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.
SECTION 2.02.  Guarantee of Payment.  Each of the Guarantors further agrees that its guarantee hereunder constitutes a guarantee of payment when due (whether or not any bankruptcy, insolvency, receivership or other similar proceeding shall have stayed the accrual or collection of the Obligations or operated as a discharge thereof) and not of collection, and waives any right to require that any resort be had by the Guaranteed Parties to any balance of any deposit account or credit on the books of any Guaranteed Party in favor of the Borrower or any other Person.  Each Guarantor agrees that its guarantee hereunder is continuing in nature and applies to all Obligations, whether currently existing or hereafter incurred.

SECTION 2.03.  No Limitations.  (a)  Except for the termination of a Guarantor’s obligations hereunder as expressly provided in Section 4.13, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise.  Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of any Guaranteed Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement; (iii) the release of, or any impairment of or failure to perfect any Lien on or security interest in, any security held by any Guaranteed Party for any of the Obligations; (iv) any default, failure or delay, wilful or otherwise, in the performance of the Obligations; or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the payment in full in cash of all the Obligations).  If any security is granted to secure the payment of the Obligations, each Guarantor expressly authorizes the Guaranteed Parties to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more of the other guarantors or obligors upon or in respect of the Obligations, all without affecting the obligations of any Guarantor hereunder.
(b)  To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrower or any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Loan Party, other than the payment in full in cash of all the Obligations.  The Guaranteed Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Parent, the Borrower or any other Loan Party or exercise any other right or remedy available to them against the Parent, the Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been paid in full in cash.  To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Parent, the Borrower or any other Loan Party, as the case may be, or any security.

SECTION 2.04.  Reinstatement.  Each of the Guarantors agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Guaranteed Party upon the bankruptcy, insolvency, dissolution, liquidation or reorganization of the Borrower, any other Loan Party or otherwise.
SECTION 2.05.  Agreement to Pay; Subrogation.  In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Guaranteed Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the applicable Guaranteed Parties in cash the amount of such unpaid Obligation.  Upon payment by any Guarantor of any sums to the Administrative Agent as provided above, all rights of such Guarantor against the Borrower or any other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article III.
SECTION 2.06.  Information.  Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s and each other Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Guaranteed Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.
SECTION 2.07.  Keepwell.  Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor that would otherwise not be an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder to honor all of its obligations under this Agreement in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall be liable under this Section 2.07 only for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.07 or otherwise under this Agreement voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).  The obligations of each Qualified ECP Guarantor under this Section 2.07 shall remain in full force and effect until the termination of this Agreement in accordance with Section 4.13(a).  Each Qualified ECP Guarantor intends that this Section 2.07 constitute, and this Section 2.07 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section la(18)(A)(v)(II) of the Commodity Exchange Act.

ARTICLE III

Indemnity, Subrogation, Contribution and Subordination
SECTION 3.01.  Indemnity and Subrogation.  In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3.03) in respect of any payment hereunder, the Borrower agrees that in the event a payment of an Obligation shall be made by any Guarantor under this Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment.
SECTION 3.02.  Contribution and Subrogation.  Each Guarantor (a “Contributing Party”) agrees (subject to Section 3.03) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Obligation and such other Guarantor (the “Claiming Party”) shall not have been fully indemnified by the Borrower as provided in Section 3.01, the Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment (the “Indemnified Amount”), multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 4.14, the date of the supplement hereto executed and delivered by such Guarantor).  Any Contributing Party making any payment to a Claiming Party pursuant to this Section 3.02 shall be subrogated to the rights of such Claiming Party under Section 3.01 to the extent of such payment.  For purposes of this Agreement, “net worth” of any Guarantor as of any date shall mean (a) the amount of the total assets of such Guarantor as of such date minus (b) the amount of the total liabilities of such Guarantor as of such date, in each case that would be reflected on a balance sheet prepared on a consolidated basis as of such date in accordance with GAAP.  Notwithstanding the foregoing, to the extent that any Claiming Party’s right to indemnification hereunder arises from a payment or sale of Collateral made to satisfy Obligations constituting Swap Obligations, only those Contributing Parties for whom such Swap Obligations do not constitute Excluded Swap Obligations shall indemnify such Claiming Party, with the fraction set forth in the third preceding sentence being modified as appropriate to provide for indemnification of the entire Indemnified Amount.
SECTION 3.03.  Subordination.  Notwithstanding any provision of this Agreement to the contrary, each Guarantor hereby agrees not to exercise any rights under Sections 3.01 and 3.02 or any other rights of indemnity, contribution or subrogation under applicable law or otherwise in respect of payments hereunder unless and until all of the Obligations shall have been paid in full in cash.  No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 3.01 and 3.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

ARTICLE IV

Miscellaneous
SECTION 4.01.  Notices.  All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement.  All communications and notices hereunder to any Subsidiary Guarantor shall be given to it in care of the Parent as provided in Section 9.01 of the Credit Agreement.
SECTION 4.02.  Waivers; Amendment.  (a)  No failure or delay by the Administrative Agent, any Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the Administrative Agent, the Issuing Banks and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 4.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which it is given.  Without limiting the generality of the foregoing, the making of a Loan or the issuance, amendment, renewal or extension of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time.  No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.
(b)  Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.
SECTION 4.03.  Administrative Agent’s Fees and Expenses; Indemnification.  (a)  The parties hereto agree that the Administrative Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.03 of the Credit Agreement.

(b)  Without limitation of the Borrower’s indemnification obligations under the Credit Agreement or the other Loan Documents, each Guarantor jointly and severally agrees to indemnify the Administrative Agent and the other Indemnitees (as defined in Section 9.03 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating to any agreement or instrument contemplated hereby, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted (A) from the gross negligence, bad faith or wilful misconduct of such Indemnitee or any of its directors, trustees, officers or employees or (B) from a material breach of its obligations under the Credit Agreement or this Agreement or (y) result from a proceeding that does not involve an act or omission by the Parent, the Borrower or any of their respective Affiliates or equityholders or its or their respective partners, members, directors, officers, employees or agents and that is brought by an Indemnitee against any other Indemnitee (other than a proceeding that is brought against the Administrative Agent or the Collateral Agent (or any holder of any other title or role) in its capacity or in fulfilling its role as an agent hereunder or any similar role with respect to the Indebtedness incurred or to be incurred under the Credit Agreement).
(c)  The provisions of this Section 4.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby or thereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of any Guaranteed Party.  All amounts due under this Section 4.03 shall be payable promptly after written demand therefor.
SECTION 4.04.  Successors and Assigns.  Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor that are contained in this Agreement shall bind and inure to the benefit of its respective successors and assigns.
SECTION 4.05.  Survival of Agreement.  All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Administrative Agent, the Lenders and the Issuing Banks and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by or on behalf of the Administrative Agent, any Lender or any Issuing Bank or on its behalf and notwithstanding that the Administrative Agent, any Lender or any Issuing Bank may have had notice or knowledge of any Default or incorrect representation or warranty at the time any Loan Document is executed and delivered or any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated.

SECTION 4.06.  Counterparts; Effectiveness; Several Agreement.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page to this Agreement by facsimile transmission or by electronic means (e.g., .pdf file) shall be as effective as delivery of a manually signed counterpart of this Agreement.  This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Loan Party and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Loan Party, the Administrative Agent and the other Guaranteed Parties and their respective successors and assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement.  This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.
SECTION 4.07.  Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
SECTION 4.08.  Right of Set-Off.  Upon the occurrence and during the continuance of an Event of Default, and provided that the Loans shall have become or shall have been declared due and payable pursuant to the provisions of Article VII of the Credit Agreement, each Lender and each Issuing Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Issuing Bank to or for the credit or the account of any Subsidiary Guarantor against any of and all the obligations of such Subsidiary Guarantor now or hereafter existing under this Agreement owed to such Lender or Issuing Bank, irrespective of whether or not such Lender or Issuing Bank shall have made any demand under this Agreement and although such obligations may be unmatured.  Each Lender and each Issuing Bank agrees to promptly notify the Parent and the Borrower after any such set-off and application; provided that the failure of any Lender or Issuing Bank to so notify the Parent and the Borrower shall not affect the validity of any such set-off and application.  The rights of each Lender and Issuing Bank under this Section 4.08 are in addition to other rights and remedies (including other rights of set-off) which such Lender or such Issuing Bank may have.

SECTION 4.09.  Governing Law; Jurisdiction; Consent to Service of Process.  (a)  This Agreement shall be construed in accordance with and governed by the law of the State of New York.
(b)  Each of the Loan Parties hereby irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, the Collateral Agent, any Lender, any Issuing Bank or any Related Party of any of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of such courts in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such court of the State of New York or, to the extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Guarantor or any other Loan Party or any of their respective properties in the courts of any jurisdiction.
(c)  Each of the Loan Parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section 4.09.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)  Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 4.01.  Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
SECTION 4.10.  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.10.

SECTION 4.11.  Judgment Currency.  (a)  The obligations hereunder of each Guarantor to make payments in Dollars or in an Alternative Currency, as the case may be (the “Obligation Currency”), shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Administrative Agent or a Lender of the full amount of the Obligation Currency expressed to be payable to the Administrative Agent or such Lender under this Agreement or the Credit Agreement.  If, for the purpose of obtaining or enforcing judgment against a Guarantor in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being thereinafter referred to as the “Judgment Currency”) an amount due in the Obligation Currency, the conversion shall be made, at the Currency Equivalent of such amount, as of the date immediately preceding the day on which the judgment is given (such Business Day being hereinafter referred to as the “Judgment Currency Conversion Date”).
(b)  If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, each Guarantor covenants and agrees to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount), as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.
(c)  For purposes of determining the Currency Equivalent under this Section 4.11, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.
SECTION 4.12.  Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
SECTION 4.13.  Termination.  (a)  Subject to Section 2.04, this Agreement and the Guarantees made herein shall terminate when all the Loan Document Obligations (other than contingent obligations for indemnification, expense reimbursement or tax gross up as to which no claim has been made) have been paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the LC Exposure has been reduced to zero, the Issuing Banks have no further obligations to issue Letters of Credit under the Credit Agreement and there are no Letters of Credit outstanding or all outstanding Letters of Credit shall have been cash collateralized or back-stopped, in each case in a manner satisfactory to the applicable Issuing Bank (and there are no unreimbursed disbursements in respect of Letters of Credit).

(b)  A Subsidiary Guarantor shall automatically be released from its obligations hereunder upon the consummation of any transaction or related series of transactions permitted by or required under the Credit Agreement and the other Loan Documents as a result of which such Subsidiary Guarantor ceases to be a Subsidiary of the Parent (including as a result of the liquidation or dissolution of such Subsidiary or a merger or consolidation of such Subsidiary and the Parent or another Subsidiary, in each case in accordance with the terms of the Credit Agreement) or becomes an Excluded Subsidiary; provided that the Required Lenders shall have consented to such transaction (if and only to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.
(c)  In connection with any termination or release of a Subsidiary Guarantor under clauses (a) or (b) of this Section 4.13, the Administrative Agent shall execute and deliver to any Subsidiary Guarantor, at such Subsidiary Guarantor’s expense, all documents that such Subsidiary Guarantor shall reasonably request to evidence such termination or release.  Any execution and delivery of documents pursuant to the preceding sentence of this Section 4.13 shall be without recourse to or warranty by the Administrative Agent.
SECTION 4.14.  Additional Guarantors.  Pursuant to Section 5.09 of the Credit Agreement, additional Restricted Subsidiaries may be required to become Subsidiary Guarantors after the date hereof.  Restricted Subsidiaries that are not Foreign Subsidiaries also may elect to become Subsidiary Guarantors hereunder.  Upon the execution and delivery by the Administrative Agent and a Restricted Subsidiary of an instrument in the form of Exhibit A hereto (or any other form approved by the Administrative Agent), such Restricted Subsidiary shall become a Subsidiary Guarantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor herein.  The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder.  The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary as a party to this Agreement.
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.
AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

By	/s/ Shannon J. Curry
	Name:	Shannon J. Curry
	Title:	Treasurer

AMERICAN AXLE & MANUFACTURING, INC.

By	/s/ Shannon J. Curry
	Name:	Shannon J. Curry
	Title:	Treasurer

AAM INTERNATIONAL HOLDINGS, INC.

By	/s/ Shannon J. Curry
	Name:	Shannon J. Curry
	Title:	Treasurer

AUBURN HILLS MANUFACTURING, INC.

By	/s/ Shannon J. Curry
	Name:	Shannon J. Curry
	Title:	Treasurer

OXFORD FORGE, INC.

By	/s/ Shannon J. Curry
	Name:	Shannon J. Curry
	Title:	Treasurer

COLFOR MANUFACTURING, INC.

By	/s/ Shannon J. Curry
	Name:	Shannon J. Curry
	Title:	Treasurer

MSP INDUSTRIES CORPORATION

By	/s/ Shannon J. Curry
	Name:	Shannon J. Curry
	Title:	Treasurer

ACCUGEAR, INC..

By	/s/ Shannon J. Curry
	Name:	Shannon J. Curry
	Title:	Treasurer

GREDE WISCONSIN SUBSIDIARIES LLC

By	/s/ Christopher J. May
	Name:	Christopher J. May
	Title:	Authorized Signatory, Vice President & Chief Financial Officer

CLOYES GEAR AND PRODUCTS INC.

By	/s/ Shannon J. Curry
	Name:	Shannon J. Curry
	Title:	Authorized Signatory & Treasurer

METALDYNE PERFORMANCE
GROUP INC.
MPG HOLDCO I INC.
METALDYNE BSM, LLC
METALDYNE M&A BLUFFTON,
LLC
METALDYNEPOWERTRAIN
COMPONENTS, INC.
METALDYNE SINTERED
RIDGWAY, LLC
METALDYNE SINTERFORGED
PRODUCTS, LLC
PUNCHCRAFT MACHINING AND
TOOLING, LLC
HHI FORMTECH, LLC
JERNBERG INDUSTRIES, LLC
IMPACT FORGE GROUP, LLC
ASP HHI HOLDINGS, INC.
ASP HHI INTERMEDIATE
HOLDINGS, INC.
ASP HHI INTERMEDIATE
HOLDINGS II, INC.
ASP HHI ACQUISITION CO., INC.
FORGING HOLDINGS, LLC
HEPHAESTUS HOLDINGS, LLC
HHI FORMTECH HOLDINGS, LLC
HHI FORGING, LLC
GEARING HOLDINGS, LLC
CLOYES GEAR HOLDINGS, LLC
JERNBERG HOLDINGS, LLC
IMPACT FORGE HOLDINGS, LLC
ASP MD HOLDINGS, INC.
ASP MD INTERMEDIATE
HOLDINGS, INC.
ASP MD INTERMEDIATE
HOLDINGS II, INC.
MD INVESTORS CORPORATION
METALDYNE, LLC
GEAR DESIGN AND
MANUFACTURING, LLC

By	/s/ Shannon J. Curry
	Name:	Shannon J. Curry
	Title:	Authorized Signatory

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By	/s/ Richard W. Duker
	Name:	Richard W. Duker
	Title:	Managing Director